Exhibit 10.1
ADVENTRX PHARMACEUTICALS, INC.
2005 EQUITY INCENTIVE PLAN
1. Purpose. The 2005 Equity Incentive Plan (the “Plan”) of ADVENTRX Pharmaceuticals, Inc., a Delaware corporation (the “Company”), is intended to encourage ownership of Stock by employees, consultants and directors of the Company and Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.
2. Definitions. As used in the Plan, the terms set forth below shall have the meanings set forth below:
     2.1 Accelerate, Accelerated, and Acceleration means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the Stock or Stock Appreciation Right for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to such Stock or Restricted Stock Units shall expire with respect to some or all of the Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.
     2.2 Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.
     2.3 Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.
     2.4 Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.
     2.5 Award Agreement means an agreement between the Company and a Participant, setting forth the terms and conditions of an Award.
     2.6 Board means the Board of Directors of the Company.
     2.7 Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:
          (a) an Acquisition, unless in connection with any merger or consolidation securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction;
          (b) any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities;
          (c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either

(i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or
          (d) a majority of the Board votes in favor of a decision that a Change of Control has occurred.
     2.8 Code means the Internal Revenue Code of 1986, as amended, or any successor statutes thereto, and any regulations issued from time to time thereunder.
     2.9 Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5. For any period during which no such committee is in existence, “Committee” means the Board, and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.
     2.10 Continuous Service means the absence of any interruption or termination of service as an employee, director or consultant of the Company or any Subsidiary. Continuous Service shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.
     2.11 Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.
     2.12 Effective Date means May 24, 2005, the date the requisite number of stockholders of the Company approved the Plan.
     2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.
     2.14 Grant Date means the date as of which an Award is granted, as determined under Section 7.1(a).
     2.15 Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.
     2.16 Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of a share of Stock as of any date is the closing price for a Stock as reported on the American Stock Exchange LLC (or on any national securities exchange or other established market on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.
     2.17 Nonstatutory Option means any Option that is not an Incentive Option.
     2.18 Option means an option to purchase Stock.
     2.19 Optionee means a Participant to whom an Option shall have been granted under the Plan.
     2.20 Parent means a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.
     2.21 Participant means any holder of an outstanding Award under the Plan.
     2.22 Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, results of clinical trial or FDA approvals. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
     2.23 Performance Goals means, for a Performance Period, the written goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.
     2.24 Performance Period means the one or more periods, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.
     2.25 Performance Unit means a right granted to a Participant under Section 7.5 to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.
     2.26 person means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     2.27 Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
     2.28 Restricted Stock means a grant or sale of Stock to a Participant subject to a Risk of Forfeiture.
     2.29 Restricted Stock Units means rights to receive Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.
     2.30 Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.
     2.31 Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire Restricted Stock at less than the then Market Value of such Restricted Stock, arising because of the occurrence or non-occurrence of specified events or conditions.
     2.32 Securities Act means the Securities Act of 1933, as amended.
     2.33 SEC means the Securities and Exchange Commission.
     2.34 Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.
     2.35 Stock Appreciation Right means a right to receive any excess in the Market Value of a share of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.
     2.36 Stock Grant means the grant of Stock not subject to restrictions or other forfeiture conditions.
     2.37 Subsidiary means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     2.38 Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
     2.39 Vesting Commencement Date means, with respect to an Option or Stock Appreciation Right, the date, determined by the Committee, on which the vesting of the Option or Stock Appreciation Right shall commence, which may be the Grant Date or a date prior to or after the Grant Date.
3. Term of the Plan. Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under the Plan at any time in the period commencing on the Effective Date and ending immediately prior to the tenth anniversary of the Effective Date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.
4. Stock Subject to the Plan. Subject to Section 8, the maximum aggregate number of shares of Stock which may be issued pursuant to or subject to outstanding Awards granted under the Plan is 6,000,000, plus an annual increase to be automatically added on the first day of the Company’s fiscal year beginning in 2006 equal to the lesser of (i) one percent of the number of outstanding shares of Stock on such day, (ii) 750,000 and (iii) such other amount as the Board may specify prior to the date such annual increase is to take effect. The maximum aggregate number of shares of Stock which may be issued pursuant to or subject to outstanding Incentive Options granted under the Plan is 5,000,000. For purposes of applying the foregoing limitations, if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient, the shares of Stock not purchased by the Optionee or which are forfeited by the recipient shall again be available for Awards to be granted under the Plan. In addition, exercise or settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Stock issued pursuant to Awards granted under the Plan and later repurchased by the Company pursuant to any repurchase right (other than the repurchase of shares that have not vested and are subject to forfeiture prior to vesting) that the Company may have shall not be available for future grant of Awards under the Plan.
5. Administration. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan, including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant to hereto.
6. Authorization of Grants.
     6.1 Eligibility. The Committee may grant from time to time and at any time prior to the termination or expiration of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 1,500,000 shares of Stock subject to the Plan.

     6.2 General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has (a) (i) executed an Award Agreement with respect to such Award and delivered a fully executed copy of such Award Agreement to the Company, or (ii) otherwise affirmatively assented to the terms and conditions of an Award Agreement with respect to such Award, including by “click through” agreement, pursuant to procedures and guidelines approved by the Committee, and (b) otherwise complied with the applicable terms and conditions of such Award.
     6.3 Effect of Termination of Employment, Disability or Death.
          (a) Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and Affiliates ends for any reason other than by total disability or death, including because of the Participant’s employer ceasing to be an Affiliate, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other public (such as jury duty) or personal leave approved by an authorized representative of the Company shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.
          (b) Disability of Participant. If a Participant’s employment or other association with the Company and Affiliates ends due to disability (as defined in Section 22(e)(3) of the Code), and such Participant was in Continuous Service from the Grant Date until the date of termination of service, (i) any outstanding Option or Stock Appreciation Right may be exercised at any time within six months following the date of termination of service, but only to the extent of the accrued right to exercise at the time of termination of service, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms and (ii) any other outstanding Award or the Participant shall be forfeited or otherwise subject to return or repurchase by the Company on the terms specified in the applicable Award Agreement.
          (c) Death of Participant. In the event of the death of a Participant who is at the time of such Participant’s death an employee, director or consultant and who was in Continuous Service as from the Grant Date until the date of death, (i) any outstanding Option or Stock Appreciation Right of such Participant shall cease to be exercisable in any respect not later than 12 months following the date of death and, for the period it remains exercisable following the date of death, shall be exercisable by such Participant’s estate or by a person who acquired the right to exercise such Award by bequest, inheritance or otherwise as a result of the Participant’s death, but only to the extent exercisable at the date of death, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of such Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.
     6.4 Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or Restricted Stock, provide that such Award may be transferred by the recipient through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees:
          (a) any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-

law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);
          (b) a trust in which family members have more than 50% of the beneficial interests;
          (c) a foundation in which “family members” (or the Participant) control the management of assets; and
          (d) any other entity in which “family members” (or the Participant) own more than 50% of the voting interests.
provided, that (x) any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; (y) the Award Agreement pursuant to which such Awards are granted, and any amendments thereto, must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 6.4; and (z) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section 6.4. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term of the Plan or in the Award Agreement shall continue to be applied with respect to the original Participant, following which any Options or Stock Appreciation Rights shall be exercisable by the transferee only to the extent, and for the periods specified in the Award Agreement or Section 6.3, as applicable.
7. Specific Terms of Awards.
     7.1 Options.
          (a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be a date other than the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.
          (b) Exercise Price. The per share price at which Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of a share of Stock on the Grant Date, or not less than 110% of the Market Value of a share of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.
          (c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.
          (d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to one-fourth of the Stock originally subject to the Option at the first anniversary of the Vesting Commencement Date and as to one forty-eighth of the Stock originally subject to the Option at the end of each successive month thereafter until all of the Stock subject to the Option have vested, subject to Section 6.3. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.
          (e) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 15, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the Stock to be purchased or, if the Committee had so authorized on the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of
                    (i) Stock having a Market Value equal to the exercise price of the Stock to be purchased upon exercise of such Option, or
                    (ii) unless or to the extent not prohibited by applicable law, the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.
If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares of Stock then being purchased. Such shares of Stock shall be fully paid and nonassessable.
          (f) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and Affiliates. Any Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.
          (g) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
          (h) Automatic Option Grants. The provisions set forth in this Section 7.1(h) shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. All grants of Options to non-employee directors under the Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:
                    (i) No person shall have any discretion to select which non-employee directors shall be granted Options.
                    (ii) Each non-employee director shall be automatically granted a Nonstatutory Option (an “Automatic Director Option”) to purchase 50,000 shares of Stock at the first meeting of the Board following the annual meeting of stockholders in each year, commencing with the 2005 annual meeting of stockholders, provided that such director is not an employee and if, as of such date, such non-employee director shall have served on the Board for at least the preceding six months.
                    (iii) The terms of an Automatic Director Option granted hereunder shall be as follows:

     (A) the term of the Automatic Director Option shall be 10 years;
     (B) the exercise price per share shall be 105% of the Market Value per share on the date of grant of the Automatic Director Option. In the event that the date of grant of the Automatic Director Option is not a trading day, the exercise price per share shall be 105% of the Market Value on the next trading day immediately following the date of grant of the Automatic Director Option;
     (C) subject to Section 9, the Automatic Director Option shall become exercisable as to 1/12th of the shares subject to the Automatic Director Option at the end of each calendar month after its date of grant, provided that the Optionee was in Continuous Service on such dates;
     (D) except as the terms of this Section 7.1(h) otherwise provide, the terms and conditions of the Plan shall apply to Automatic Director Options.
                    (iv) In the event that any Automatic Director Option granted under the Plan would cause the number of shares subject to outstanding Options plus the number of shares previously purchased under Options to exceed the total number of authorized shares then available under the Plan, the remaining shares available for Option grant shall be granted under Options to the non-employee directors on a pro rata basis. No further grants shall be made until such time, if any, as additional shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of shares which may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.
     7.2 Stock Appreciation Rights.
          (a) Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
          (b) Exercise Price. Stock Appreciation Rights shall have such exercise price as the Committee may determine, except that in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the Stock Appreciation Rights shall equal the exercise price of the related Option.
          (c) Other Terms. Except as the Committee may deem inadvisable or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the 30-day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.
     7.3 Restricted Stock.
          (a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.
          (b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to Section 7.3(c), shall be issued a stock certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE 2005 EQUITY INCENTIVE PLAN OF THE ISSUER AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND THE ISSUER. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE ISSUER.
          (c) Escrow of Shares. The Committee may require that the stock certificates evidencing Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
          (d) Restrictions and Restriction Period. During the Restriction Period applicable to Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
          (e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.
          (f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.
     7.4 Restricted Stock Units.
          (a) Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
          (b) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.
     7.5 Performance Units.
          (a) Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.
          (b) Earning of Performance Units. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.
          (c) Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.
     7.6 Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.
     7.7 Qualified Performance-Based Awards.
          (a) Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”
          (b) Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “Outside Directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.
          (c) Applicability. This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.
          (d) Discretion of Committee with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

          (e) Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
          (f) Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.
          (g) Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.
     7.8 Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.
     7.9 Notwithstanding any other provisions of the Plan, it is not intended that any grant of an Award shall result in the deferral of compensation within the meaning of Section 409A of the Code; provided, however, that to the extent the grant of an Award would result in the deferral of compensation under Section 409A of the Code, such Award shall comply with the requirements of Section 409A of the Code. .
8. Adjustment Provisions.
     8.1 Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. Subject to Section 8.2, if subsequent to that date the outstanding number of shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.
     8.2 Treatment in Certain Acquisitions.
          (a) Subject to any provisions of then outstanding Awards granting different rights to the holders thereof, in the event of an Acquisition constituting a Change of Control in which outstanding Awards are not Accelerated in full, any then outstanding Awards shall nevertheless Accelerate in full if not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or the entity in control of such successor or acquiring entity, and thereafter (or after a reasonable period following such Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of such Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following such Acquisition. Each outstanding Award that is assumed in connection with such Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, will be appropriately adjusted, immediately after such Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.
          (b) For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition constituting a Change of Control, the Award confers the right to purchase, for each share of Stock subject to the Award immediately prior to such Acquisition, the consideration (whether stock, cash or other securities or property) received in such Acquisition by holders of Stock on the effective date of such Acquisition (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Stock); provided, however, that if such consideration received in such Acquisition was not solely common stock of the successor corporation or its Parent or Subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Stock in such Acquisition.
     8.3 Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, (a) each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee or Stock Appreciation Right holder shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation; (b) each share of Restricted Stock that is subject to a Risk of Forfeiture immediately prior to such dissolution or liquidation may, at the election of the Company, be forfeited by the Company prior to such dissolution or liquidation pursuant to the terms of the applicable Award Agreement; and (c) subject to subparts (a) and (b) of this Section 8.3, each other outstanding Award shall be forfeited.
     8.4 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 8.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
     8.5 Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.
9. Settlement of Awards
     9.1 In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.
     9.2 Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the SEC, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the SEC, one of the following conditions shall have been satisfied:
          (a) the shares are at the time of the issue of such shares effectively registered under the Securities Act; or
          (b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable State securities laws.
The Company shall make all reasonable efforts to bring about the occurrence of said events.
     9.3 Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, or bylaws, of the Company.
     9.4 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for such Participant’s own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.
     9.5 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that such person agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Stock, such person will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any Stock during the 180-day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
     9.6 Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the SEC in respect to such Stock. All certificates for Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     9.7 Tax Withholding. Whenever Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.
10. Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.
11. Limitation of Rights in Stock; No Special Service Rights. Subject to Section 7.3(e), a Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his/her agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate of incorporation and the bylaws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of such recipient’s employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or certificate of incorporation or bylaws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and Affiliates.
12. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained in this Plan shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
13. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
14. Termination and Amendment of the Plan.
     14.1 The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment unless such amendment is necessary to comply with Section 409A of the Code. In any case, no termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of the recipient under such Award.
     14.2 The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the recipient of such Award without such recipient’s consent unless the impairment of such rights is necessary to comply with Section 409A of the Code.
15. Notices and Other Communications. Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at such recipient’s residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.
16. Governing Law. The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.